TrueShares Structured Outcome (August) ETF
Schedule of Investments
September 30, 2024 (Unaudited)

PURCHASED OPTIONS - 8.4%	Notional Amount	Contracts	Value
Call Options - 8.4%			$–
SPDR S&P 500 ETF, Expiration: 07/31/2025; Exercise Price: $550.81 (a)(b)	$13,598,112	237	$1,383,824
TOTAL PURCHASED OPTIONS (Cost $1,001,035)			1,383,824

SHORT-TERM INVESTMENTS - 93.7%
Money Market Funds - 0.2%		Shares
First American Treasury Obligations Fund - Class X, 4.79% (c)		33,835	33,835

U.S. Treasury Bills - 93.5%		Par
4.00%, 07/10/2025 (d)		15,827,000	15,348,196
TOTAL SHORT-TERM INVESTMENTS (Cost $15,295,447)			15,382,031

TOTAL INVESTMENTS - 102.1% (Cost $16,296,482)			16,765,855
Liabilities in Excess of Other Assets - (2.1)%			(346,497)
TOTAL NET ASSETS - 100.0%			$16,419,358

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.
(c)	The rate shown represents the 7-day annualized effective yield as of September 30, 2024.
(d)	The rate shown is the effective yield as of September 30, 2024.

TrueShares Structured Outcome (August) ETF
Schedule of Written Options
September 30, 2024 (Unaudited)

WRITTEN OPTIONS - (2.1)% (a)(b)	Notional Amount	Contracts	Value
Put Options - (2.1)%
SPDR S&P 500 ETF, Expiration: 07/31/2025; Exercise Price: $495.73 (a)(b)	$18,417,696	321	$340,308
TOTAL WRITTEN OPTIONS (Premiums received $454,492)			$340,308

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.
(b)	Exchange-traded.

Summary of Fair Value Disclosure as of September 30, 2024 (Unaudited)

TrueShares Structured Outcome (August) ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2024:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$–	$1,383,824	$–	$1,383,824
Money Market Funds	33,835	–	–	33,835
U.S. Treasury Bills	–	15,348,196	–	15,348,196
Total Investments	$33,835	$16,732,020	$–	$16,765,855

Liabilities:
Investments:
Written Options	$–	$340,308	$–	$340,308
Total Investments	$–	$340,308	$–	$340,308

Refer to the Schedule of Investments for further disaggregation of investment categories.